UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2017

STIFEL FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-9305	43-1273600
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Financial Plaza

501 North Broadway

St. Louis, Missouri 63102-2102

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (314) 342-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 17, 2017, Stifel Financial Corp. (the “Company”) filed a prospectus supplement to its Registration Statement on Form S-3 filed with the U.S. Securities and Exchange Commission (the “Commission”) (No. 333-201398) (the “Registration Statement”), under the Securities Act of 1933, as amended, registering for resale by the selling stockholders named therein of up to 183,004 shares of the Company’s common stock to be issued by the Company to the selling stockholders as share consideration in connection with the Company’s acquisition of City Financial Corporation.

In connection with filing of such prospectus supplement, the Company is filing a legal opinion as Exhibit No. 5.1 to this current report on Form 8-K, which is incorporated by reference into the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

5.1	Opinion of Bryan Cave LLP

23.1	Consent of Bryan Cave LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL

Date: January 17, 2017	By:	/s/ Ronald J. Kruszewski
	Name:	Ronald J. Kruszewski
	Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

5.1	Opinion of Bryan Cave LLP

23.1	Consent of Bryan Cave LLP (included in Exhibit 5.1)